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                                                                    EXHIBIT 10.2

                         HOTEL ASSET PURCHASE AGREEMENT

                              AMENDMENT NUMBER ONE

         This Amendment is made and entered into the 26th day of September, 1997, by and between Hudson Hotels Corporation ("Hudson"), Hudson Hotels Properties Corp. ("Hudson Properties"), HH Properties-II, Inc. ("HHP-II" or the "Buyer") and Equity Inns Partnership, L.P. ("Seller").

         WHEREAS, Hudson, Hudson Properties and Seller are parties to a certain hotel Asset Purchase Agreement dated August 12, 1997 pursuant to which Seller has agreed to sell to Buyer nine (9) hotel properties identified therein; and

         WHEREAS, Hudson and Hudson Properties have caused HH Properties-II, Inc., a New York corporation, to be incorporated to act as Buyer thereunder; and

         WHEREAS, the parties have agreed to amend the Hotel Asset Purchase Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

         The purchase price as set forth in Section 1 of the Agreement shall be $46,250,000, of which $4,000,000 shall be represented by a Promissory Note in substantially the form attached hereto (and subject to the other requirements of Section 2.2.2 of the Agreement), and the balance paid pursuant to Section 2.2.3.

         The Closing Date shall be October 31, 1997 at 10:00 A.M., or such other date as the parties hereto shall mutually agree upon. It is anticipated that the parties will meet on October 30, 1997 to commence the closing process.

         With respect  to  the  Product   Improvement  Plan  (PIP)  improvements
              required to be made pursuant to the PIP issued by the Franchisor in connection with the Seller's purchase of the Premises in June, 1997, it is the intent of the parties that Seller shall contract for and undertake the completion of all such PIP work for the Premises. Seller shall notify Buyer upon completion of the PIPs at each property, and Buyer may inspect the property to review the completion thereof. To the extent that such PIPs are not completed prior to closing, Seller shall escrow with Chicago Title Insurance Company at closing 125% of its unexpended obligation to complete the PIPs. Such escrow shall be funded by the cash payable at closing. Buyer hereby grants to Seller and its agents a license (which license shall be deemed coupled with an interest and non-revocable until the escrow is released hereunder, provided that Seller shall proceed with reasonable dispatch to complete the PIP work) to complete the PIP work after closing. Seller shall coordinate with Buyer after closing to ensure that the completion of the PIP work does not unreasonably disrupt the operations of the hotel in question. If Seller successfully completes all PIP work referred to herein, then notwithstanding the escrow requirement herein, Seller's maximum expenditures for the PIP work shall not exceed the amount set forth in section 6.4 of the Agreement and Buyer shall


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              be liable for all  amounts  expended  in excess of that  amount to complete the PIPs. Upon completion of the PIP by Seller to the satisfaction of the Franchisor, Buyer shall direct the escrow agent to remit to Seller the unexpended balance of the Seller's escrowed funds.

         1. The forms of the Note, the Guarantee and the Pledge Agreement to be executed and delivered at Closing are attached hereto as Exhibits A, B, and C.

         2. The Feasibility Period as defined in the Agreement shall be extended to September 29, 1997 at 5:00 pm EDT.

         3. Except as specifically set forth herein, the Agreement shall remain in full force and effect, unamended.






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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the dates set forth below.



Date: September 26, 1997        BUYER:

                                HH PROPERTIES-II,INC.

                                /s/  E. Anthony Wilson
                                -----------------------



                                SELLER:

Date: September 26, 1997        EQUITY INNS PARTNERSHIP, L.P.

                                By: EQUITY INNS TRUST,
                                General Partner

                                By:     /s/ Phillip H. McNeill
                                        ----------------------
                                Name:   Phillip H. McNeill
                                Title:  Chief Executive Officer


Date: September 26, 1997        HUDSON
                                HUDSON HOTELS CORPORATION

                                By:     /s/ E. Anthony Wilson
                                        ----------------------
                                Name:   E. Anthony Wilson
                                Title:  Chairman

                                HUDSON HOTELS PROPERTIES CORP.
Date: September 26, 1997
                                By:     /s/ E. Anthony Wilson
                                -----------------------------
                                Name:   E. Anthony Wilson
                                Title:  Chairman

ACKNOWLEDGED:                   CROSSROADS FUTURE COMPANY, LLC

                                By:     /s/ Timothy Q. Hudak
                                ----------------------------